POWER OF ATTORNEY

      The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

4th day of June, 1999.


                                          /s/ Graham T. Allison
                                          ---------------------
                                          Graham T. Allison

                                POWER OF ATTORNEY

      The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

23rd day of June, 1999.


                                          /s/ Claude M. Ballard
                                          ---------------------
                                          Claude M. Ballard

                                POWER OF ATTORNEY

      The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

7th day of June, 1999.


                                          /s/ Allan J. Bloostein
                                          ----------------------
                                          Allan J. Bloostein

                                POWER OF ATTORNEY

      The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

7th day of June, 1999.


                                          /s/ Jerome A. Chazen
                                          --------------------
                                          Jerome A. Chazen

                                POWER OF ATTORNEY

      The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

9th day of June, 1999.


                                          /s/ S. Parker Gilbert
                                          ---------------------
                                          S. Parker Gilbert

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

9th day of June, 1999.


                                          /s/ A. Alfred Taubman
                                          ---------------------
                                          A. Alfred Taubman

                                POWER OF ATTORNEY

   The  undersigned,   a  Director  of  Taubman  Centers,  Inc.,  a  Michigan

corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.

Taubman,  Lisa A. Payne, and Esther R. Blum and each of them, with full power of substitution,  as his true and lawful  attorney and agent to execute in his name and on his behalf,  as a Director of the  Company,  the  Company's  Registration

Statement on Form S-8 and any and all amendments  thereto,  to be filed with the

Securities and Exchange Commission (the "Commission") pursuant to the Securities

Act of 1933,  as amended  (the  "Act"),  and any and all  instruments  that such attorneys and agents,  or any of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations,  and requirements of the Commission in respect  thereof,  and any  applicable  state "blue sky" laws,

rules,  and  regulations.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents,  and each of them, shall do or cause to be done by virtue of this  instrument.  Each such  attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS  WHEREOF,  the  undersigned  has  subscribed his signature this

4th day of June, 1999.


                                          /s/ Robert C. Larson
                                          --------------------
                                          Robert C. Larson